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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                         ------------------------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



             Date of Report (Date of earliest event reported) March 27, 2003
                                                              --------------


                          HOMETOWN AUTO RETAILERS, INC.
                          -----------------------------
             (Exact name of Registrant as specified in its charter)



        Delaware                     000-24669                   06-1501703
--------------------------         --------------           --------------------
     (State or other                (Commission                (IRS Employer
     jurisdiction of                File Number)             Identification No.)
     incorporation)



                              774 Straits Turnpike
                              Watertown, CT 06795
                              -------------------
                    (Address Of Principal Executive Office) (Zip Code)



            Registrant's telephone number, including area code (860) 945-6900
                                                               --------------


                                      N/A
              -----------------------------------------------------
                (Former name or former address, if changed since
                                  last report)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (a) Exhibits.

        Number                Description
        ------                -----------

        99.1                  Press Release dated March 27, 2003.


ITEM 9. REGULATION FD DISCLOSURE

      On March 27, 2003, Hometown issued a press release announcing its 2002 annual results. The press release is attached hereto as Exhibit 99.1 and is incorporated in its entirety herein by reference.


                              SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.


                                       Hometown Auto Retailers, Inc.

                                       By: /s/ Charles F. Schwartz
                                          -------------------------------------
                                        Name: Charles F. Schwartz
                                        Title: Chief Financial Officer



Dated:  March 27, 2003